Group - Statement of Cash Flows - Parenthetical (Details) - USD ($) $ in Millions		Jun. 30, 2023	Dec. 31, 2022	Jun. 30, 2022
Statement of cash flows [abstract]
Bank overdraft	[1]	$ 5	$ 2	$ 0

[1]	Comparative periods have been retrospectively restated, where indicated, due to the prior period error in the calculation of a net deferred tax asset with respect to the Obuasi mine. Other errors have also been retrospectively restated. Refer to note 1.1.